Exhibit 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 30, 1999 included in Molecular Biosystems, Inc.'s Form 10-K for the year ended March 31, 1999 and to all references to our firm included in this registration statement.



                                                             ARTHUR ANDERSEN LLP


San Diego, California
September 27, 1999